UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 19, 2008

Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

5725 Delphi Drive, Troy, MI	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Supplemental Order

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On March 19, 2008, the United States (“U.S.”) Bankruptcy Court for the Southern District of New York entered a final order (the “Supplemental Order”) granting the motion of Delphi Corporation (“Delphi”) and certain of its U.S. subsidiaries, which together with Delphi filed voluntary petitions for reorganization relief under chapter 11 of the U.S. Bankruptcy Code (each a “Debtor”), to continue the Short-Term At Risk Performance Payment Program (the “Program”) for the six-month period running from January 1, 2008 through June 30, 2008 (the “Performance Period”) under substantially the same terms and conditions outlined in the order authorizing the Debtors to implement an annual incentive plan for the first half of 2007 as disclosed in Form 8-K filed on March 30, 2007 and for the second half of 2007 as disclosed in Form 8-K filed on October 5, 2007 with new corporate and divisional targets for the Performance Period. The performance targets are subject to certain adjustments on a dollar-for-dollar basis to reflect any positive or negative variance between the assumptions underlying the Debtors’ forecasted financial results for the Performance Period and the terms of the agreements reached with Delphi’s labor unions and General Motors Corporation. In addition, adjustments can be made for the divestitures of the assets of the cockpits and interior systems and integrated closure systems businesses (the “Interiors and Closures Business”) and the steering and halfshaft businesses (the “Steering Business”). However, should Delphi emerge from chapter 11 proceedings during the Performance Period, the post-emergence Compensation Committee retains the authority to make adjustments to the targets in order to preserve the incentive features of the plan. In the event Delphi does not emerge from Chapter 11 on or before August 15, 2008, the Compensation Committee may make adjustments to the plan that are in the best interests of Delphi so as to preserve the incentive features of the plan and/or preserve human capital in light of then extant circumstances and events. In addition, the unsecured creditors may review and reasonably object to certain adjustments made during the Performance Period in the event Delphi does not emerge from chapter 11 on or before August 15, 2008. The Program applies to approximately 442 individuals holding executive positions with Delphi or one of its affiliated Debtors in the U.S. during the Performance Period, including Delphi’s President and Chief Executive Officer, Chief Financial Officer, and each other named executive officer. The Program authorized by the Supplemental Order would pay approximately $21.2 million for the achievement of target levels of performance and has a maximum payout of $39.1 million. An annual incentive plan mirroring the Program continues to apply to approximately 115 individuals holding executive positions at non-Debtor subsidiaries of Delphi. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Supplemental Order, a copy of which is attached hereto as Exhibit 99(a).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits. The following exhibit is being furnished as part of this report.

Exhibit
Number	Description
99 (a)	Supplemental Order

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: March 25, 2008
By: /s/ JOHN D. SHEEHAN
John D. Sheehan,
Vice President and Chief Restructuring Officer